Exhibit 99.1

FOR IMMEDIATE RELEASE

July 15, 2009

ETERNAL IMAGE ANNOUNCES MOVE TO OTC:BB FROM PINKSHEETS

Company Promise to Shareholders Achieved

FARMINGTON HILLS, MI -- Eternal Image, Inc. (OTC BB: ETNL), a public company engaged in the design, manufacturing and marketing of licensed brand image funerary products such as caskets, urns, monuments and vaults, announced  today that its common stock has commenced trading on the OTC Bulletin Board on July 14, 2009, following approval of its application by FINRA.  The new OTC.BB trading symbol is ETNL.OB.

“The move to the OTC  BB is central to our plans to grow our company and strategically increase our revenues,” said Clint Mytych, CEO, Eternal Image.  “This is a rare event and literally changes the playing field for Eternal Image. We believe it will help us attract new investors, new capital, new manufacturing, new distribution opportunities, and allow us to grow in exciting new ways.  I would like to give special thanks to our shareholder base, company officers, and the many professionals that worked incredibly long hours to get this project across the finish line for us.”

About OTC:BB

The OTC Bulletin Board® (OTCBB) is a regulated quotation service that displays real-time quotes, last-sale prices, and volume information in over-the-counter (OTC) equity securities. An OTC equity security generally is any equity that is not listed or traded on NASDAQ® or a national securities exchange. OTCBB securities include national, regional, and foreign equity issues, warrants, units, ADRs, and Direct Participation Programs (DPPs).  For more information visit www.otcvbb.com.

About Eternal Image

Eternal Image, founded in 2002, is headquartered in Farmington Hills, MI. The company is the first and largest manufacturer and marketer of licensed brand image funerary products. Currently, the company offers urns and caskets that feature licensed images from Major League Baseball™, STAR TREK™, Collegiate Licensing Corporation™ and other well-known brands, as well as pet urns and garden memorial stones featuring the American Kennel Club™ and Cat Fancier’s Association™. For more information about EI, visit www.EternalImage.net or call 1-888-6-CASKET.

 “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include but are not limited to, risk factors inherent in doing business. Forward-looking statements may be identified by terms such as "may," "will," "should," "could," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," forecasts," potential," or "continue," or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, such factors, including risk factors, discussed in the Company's periodic reports and other filings made with the U.S. Securities and Exchange Commission, including its Registration Statement filed on January 16, 2008 on Form SB-2, as amended on Form S-1. Except as required by the Federal Securities law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or for any other reason.

Investor Relations Contact: Tony Fazio, Cambridge Investor Relations; 781/214-9038

Media Relations: Robbie Tarpley Raffish, a.s.a.p.r., 410/883-2000